                                                                       Exhibit 1

                            FORM OF SHARE CERTIFICATE
                                     [FRONT]


COMMON SHARES                                                   COMMON SHARES

NUMBER                    United Community Financial Corp.         SHARES

(SPECIMEN)                                                        (SPECIMEN)

INCORPORATED UNDER THE LAWS                         SEE REVERSE SIDE FOR CERTAIN
OF THE STATE OF OHIO                                DEFINITIONS AND RESTRICTIONS

                                                    CUSIP  909839 10 2





                  THIS CERTIFIES THAT (SPECIMEN) is the owner of _____ fully paid and nonassessable common shares, no par value, of United Community Financial Corp. (the "Corporation") an Ohio corporation. The shares represented by this certificate are transferable only on the books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

                  IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers.




Dated ______________                 THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT
                                     AND IS NOT FEDERALLY INSURED OR GUARANTEED.


Patrick A. Kelly                     Douglas M. McKay
Treasurer                            President


Countersigned and registered: Registrar and Transfer Company, Transfer Agent and Registrar.


                                           -------------------------------------
                                           Authorized Signature

                            FORM OF SHARE CERTIFICATE
                                     [BACK]

                        UNITED COMMUNITY FINANCIAL CORP.

                  The interest in United Community Financial Corp. (the "Corporation") evidenced by this Certificate may not be transferred, sold, retired or withdrawn except as provided in the Rules and Regulations promulgated by the Office of Thrift Supervision and the Articles of Incorporation and Regulations of the Corporation.

                  This Corporation will mail to the holder of the common shares evidenced hereby a copy of the express terms of such shares without charge within five (5) days after receipt of a written request therefor.

                  The common shares evidenced hereby are not accounts of an insurable type and are not insured by the Federal Deposit Insurance Corporation.

                  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                           UNIF GIFT MIN ACT -          Custodian
                                                                             ---------          ---------
                                                                               (Cust)             (Minor)
TEN ENT - as tenants by the entireties                                   under Uniform Gifts to Minors

JT TEN - as joint tenants with                                           Act
         right of survivorship and                                           -----------------------------
         not as tenants in common                                                      (State)

TOD    - transfer on death                               UNIF TRF MIN ACT -              Custodian (until age   )
                                                                            ------------                     ---


                                                                                          under Uniform Transfers
                                                                         ----------------
                                                                               (Minor)

                                                                         to Minors Act
                                                                                      -----------------------
                                                                                               (State)

Additional abbreviations may also be used throughout in the above list.

         FOR VALUE RECEIVED, ___________________________________________________
hereby sell, assign and transfer unto


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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of the shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
                      ----------------------------------------------------------

Attorney to transfer the said shares on the books of the within named Corporation, with full power of substitution in the premises.



Dated
      -------------------------

                                          X
                                           -------------------------------------


                                          X
                                           -------------------------------------

                                          NOTICE: THE SIGNATURE(S) TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME(S) AS WRITTEN UPON THE FACE OF
                                          THIS CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT, OR
                                          ANY CHANGE WHATEVER.


                                          IN THE PRESENCE OF
                                                             -------------------